CONSOLIDATED BALANCE SHEETS (Parenthetical) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Allowance for doubtful accounts		1,691	4,378
Common stock, par value	$ 0.025	0.027	0.027
Common stock, shares authorized	8,000,000,000	8,000,000,000	8,000,000,000
Common stock, shares issued	37,815,292	37,815,292	37,538,161
Common stock, shares outstanding	37,815,292	37,815,292	37,538,161
Treasury stock, shares	3,900	3,900	3,900